SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          June 11, 2002
                                                  ----------------------------


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                    1-3526                      58-0690070
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(State or other jurisdiction    (Commission                  (IRS Employer
     of incorporation)          File Number)              Identification No.)


                270 Peachtree Street, NW, Atlanta, Georgia            30303
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          (404) 506-5000
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                                      N/A
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         (Former name or former address, if changed since last report.)



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Item 9.    Regulation FD Disclosure

         The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibit shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this report and in such exhibit is not intended to, and does not, constitute a determination or admission that the information in this report is material, or that you should consider this information before making an investment decision with respect to any security of The Southern Company ("Southern Company") or its subsidiaries.

         The information furnished in this Current Report on Form 8-K and in such exhibit relates to Southern Power Company ("Southern Power"), a direct, wholly-owned subsidiary of Southern Company. Information related to Southern Power set forth herein and in such exhibit presents Southern Power as an independent company. You should not assume that the information is indicative or meaningful with respect to Southern Company taken as a whole or with respect to any of its other affiliates. Further, this information is not necessarily indicative of Southern Power's impact on Southern Company's business, financial condition or prospects. In addition, Southern Company does not make any representation or warranty as to the accuracy or completeness of any of the information in this report, including the exhibit.


                  99.1     Information Relating to Southern Power Company



           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

          This Current Report on Form 8-K, including the exhibit thereto, contains forward-looking and historical information. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Southern Company cautions that there are various important factors that could cause actual results to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated results will be realized. These factors include the impact of recent and future federal and state regulatory change, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry and also changes in environmental and other laws and regulations to which Southern Company and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation, including the pending Environmental Protection Agency civil action against certain Southern Company subsidiaries and the race discrimination litigation against certain Southern Company subsidiaries; the effect, extent and timing of the entry of additional competition in the markets in which Southern Company's subsidiaries operate; the impact of fluctuations in commodity prices, interest rates, and customer demand; state and federal rate regulations; political, legal, and economic conditions and developments in the United States; the performance of projects undertaken by the non-traditional business and the success of efforts to invest in and develop new opportunities; internal restructuring or other restructuring options that may be pursued; potential business strategies, including acquisitions or dispositions of assets or business, which cannot be assured to be completed or beneficial to Southern Company or its subsidiaries; the effects of, and changes in, economic conditions in the areas in which Southern Company's subsidiaries operate; the direct and indirect effects on Southern Company's business resulting from the terrorist incidents on September 11, 2001, or any similar such incidents or responses to such incidents; financial market conditions and the results of financing efforts; the timing and acceptance of Southern Company's new product and service offerings; the ability of Southern Company to obtain additional generating capacity at competitive prices; weather and other natural phenomena; and other factors discussed elsewhere herein and in other reports (including Southern Company's Annual Report on Form 10-K) filed from time to time with the Securities and Exchange Commission.

         Southern Company does not endorse or adopt any of these forward-looking statements and does not make any representation or warranty as to the accuracy or completeness of the expectations expressed in the forward-looking statements. In addition, Southern Company does not give any assurance as to future results, events, levels of activity, performance or achievements. Southern Company does not undertake any duty to update or revise any forward-looking statement after the date of this report, whether as a result of new information, future events or otherwise.


The information in this Current Report on Form 8-K does not constitute a sale, an offer to sell or the solicitation of an offer to buy any security.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 11, 2002               THE SOUTHERN COMPANY


                                     By
                                       /s/Tommy Chisholm
                                       Tommy Chisholm
                                       Secretary